Registration No.
201901026170 (1335499-K)

COMPANIES ACT 2016

Section 105

FORM OF TRANSFER OF SECURITIES

1. Name of Company: (In Block Letters) **STARBOX HOLDINGS BERHAD**			Signature of Transferor(s) [signature] …………………… **Director** **STARBOX GROUP HOLDINGS LTD.**
2. Number of Units (In Figures & Words) **ONE HUNDRED (100)**	Description of Securities **ORDINARY SHARES**	Certificate Number(s), if any 007	Signed, sealed and delivered in the presence of: Signature [signature] Name KHOO KIEN HOE Address Occupation COMPANY SECRETARY Signed, sealed and delivered in the presence of: Signature Name Address Occupation
3. Name of Transferor(s) : (In Block Letters) (Hereinafter Called "Transferor")	**STARBOX GROUP HOLDINGS LTD.** SUITE 102, CANNON PLACE, NORTH SOUND RD., GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS.		
4. Identity Card/Passport/Company No:	**381005**		
5. Name & Address of Transferee(s) : (In Block Letters) (Hereinafter Called "Transferee")	**STARBOX INTERNATIONAL LTD.** CLARENCE THOMAS BUILDING, P.O. BOX 4649, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS.		
6. Particulars of Transferee (*See* Columns below) :			Signature of Transferee (s) [signature] …………………… **Director** **STARBOX INTERNATIONAL LTD.**
(If Transferee is a Person) § Identity Card/ Passport No. Nationality	(If Transferee is a Body Corporate) Company No. /Registration No. **2120999** Place of Incorporation **BRITISH VIRGIN ISLANDS**		Signed, sealed and delivered in the presence of: Signature [signature] Name KHOO KIEN HOE Address Occupation COMPANY SECRETARY Signed, sealed and delivered in the presence of : Signature Name Address Occupation
Race (If Malaysian) : ☐ Malay ☐ Chinese ☐ Indian ☐ Others (Specify) ……………………	Type of Body Corporate: ☐ Government Agencies/ Institution/ Statutory Bodies ☐ Controlled by Malaysians (Malays/Natives) ☑ Controlled by Malaysians (Non-Malays/Non-Natives) ☐ Controlled by Non-Malaysians		The consideration sum set forth in a transfer may differ from that which the first seller will receive owing to sub-sales by the original buyer; the Stamp Act 1949 requires that in such cases the consideration money paid by the sub-purchaser shall be the one inserted in the form, as regulating *ad valorem* duty (Stamp Act 1949). Please refer to item 32 *(b)*, First Schedule of the Stamp Act 1949 for the stamp duty chargeable on sale of any stock, shares or marketable securities. If the Transferor or Transferee is a body corporate, the execution of this instrument must be done in accordance with the provision of the constitution of its incorporation.

+*I am/*We are nominee (s) of a person resident in …………………………………… (country)

7. In consideration of the sum herein mentioned, *I/*We, the Transferor, hereby transfer to the Transferee the securities referred to in paragraphs 1 and 2 hereof and *I/*We, the Transferee, hereby accept the transfer of the said securities.

Consideration Sum (in words) : Ringgit Malaysia ONE ONLY	Consideration Sum (In Malaysian Ringgit) **RM1.00**

8. Dated this 11 May 2023

A husband must not witness the signature of his wife or vice versa.
**Strike out whichever is inapplicable.*
+ Delete if inapplicable.
§ Also state colour & type/Also state country.

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	S01D5F0953XF023
Jenis Surat Cara *Type Of Instrument*	PINDAH MILIK SAHAM SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	11/05/2023
Balasan *Consideration*	RM 1.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
STARBOX GROUP HOLDINGS LTD., (381005)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
STARBOX INTERNATIONAL LTD., (2120999)

Butiran Harta / Suratcara *Property / Instrument Description*
STARBOX HOLDINGS BERHAD, 201901026170 (1335499-K), SYARIKAT AKTIF. AKAUN BERAUDIT YANG TERKINI DIPERLUKAN.

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	F0235A231000070
Tarikh Penyeteman *Date of Stamping*	22/05/2023
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 3.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 3.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37.

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : ***22/05/2023 04:34:13***

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

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